Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies
13.  Commitments and Contingencies

The Company uses several contract manufacturers and suppliers to provide manufacturing services for its products. As of December 31, 2011, the Company has purchase commitments for inventory with these contract manufacturers and suppliers of approximately $8.1 million. These inventory purchase commitments are placed on a sales order basis with lead times ranging from 4 to 16 weeks to meet estimated customer demand requirements.

The Company leases facilities, equipment, software tools and intellectual property (IP) under non-cancelable operating or capital leases and service agreements. Future minimum payments under facility, equipment, software tool and IP leases and agreements at December 31, 2011 are as follows (in thousands):

	Facility and
	Equipment	Software	IP	Total
2012	$236	$4,185	$300	$4,721
2013	98	3,239	-	3,337
2014	108	1,550	-	1,658
2015	113	-	-	113
2016	37	-	-	37
Total	$592	$8,974	$300	$9,866

Rental expense for all facility leases related to continuing operations aggregated approximately $0.7 million, $0.9 million and $1.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

As of December 31, 2011, the Company's capital leases consist of IP. Amortization expense relating to capital leases was approximately $0.9 million, $1.1 million and $1.0 million in 2011, 2010 and 2009, respectively. Included in other assets are capital lease assets of $0.6 million as of December 31, 2011 and is net of accumulated amortization of $3.0 million.

To date, Internet Machines LLC ("Internet Machines") has filed three separate lawsuits against PLX.  The first suit was filed on February 2, 2010, which has been served on PLX, entitled Internet Machines LLC v. Alienware Corporation, et al., in the United States District Court for the Eastern District of Texas, Tyler Division (the "First Suit").  This First Suit alleges infringement by PLX and the other defendants in the lawsuit of two patents held by Internet Machines.  The complaint in the lawsuit seeks unspecified compensatory damages, treble damages and attorneys' fees, as well as injunctive relief against further infringement of Internet Machines' patents.  On May 14, 2010, the Company filed its answer to the live complaint and asserted counterclaims, seeking declaratory judgments of non-infringement and invalidity of the patents-in-suit.  On December 6, 2010, the Court held a case-management conference and subsequently entered a scheduling order in this matter, and set the trial for February 2012.

On February 21, 2012, through February 29, 2012, the claims and defenses asserted in the First Suit were tried to a seven-member jury in the United States District Court for the Eastern District of Texas, Tyler Division.  On February 29, 2012, the jury returned its verdict, finding the patents-in-suit valid and infringed and awarded money damages against PLX in the amount of $1.0 million.  The Court has not entered a final judgment on the jury's verdict, and we intend to vigorously seek reversal of the jury's verdict through post-trial motions and, if necessary, on appeal.

Internet Machines' second lawsuit, which has also been served on PLX, was filed on October 17, 2010, again in the United States District Court for the Eastern District of Texas, Tyler Division (the "Second Suit").  This Second Suit, entitled Internet Machines LLC v. ASUS Computer International, et al., alleges infringement by PLX of another patent held by Internet Machines.  The complaint also asserts infringement claims against a separate group of defendants not named in the first Internet Machines lawsuit, and accuses those defendants of infringing the two patents asserted against PLX in the First Suit, as well as the additional patent listed in this Second Suit.  The complaint in the lawsuit seeks unspecified compensatory damages, treble damages and attorneys' fees, as well as injunctive relief against further infringement of Internet Machines' patents.  On December 28, 2010, the Company filed its answer to the live complaint in the second lawsuit and asserted counterclaims, seeking declaratory judgments of non-infringement and invalidity of the patents-in-suit.

On May 17, 2011, Internet Machines filed a third lawsuit entitled Internet Machines LLC v. Avnet, Inc., et al., again in the United States District Court for the Eastern District of Texas, Tyler Division (the "Third Suit").  The third lawsuit has been served on PLX and alleges that PLX infringes a fourth patent held by Internet Machines.  This lawsuit also accuses a new group of defendants of infringing each of Internet Machines' patents at issue in the First and Second Suits, as well as the fourth patent asserted against PLX in this Third Suit.  The complaint in the Third Suit seeks unspecified compensatory damages, treble damages and attorneys' fees, as well as injunctive relief against further infringement of Internet Machines' patents.  On September 27, 2011, the Company filed its answer to the live complaint and asserted counterclaims, seeking declaratory judgments of non-infringement and invalidity of the patents-in-suit.  All parties have appeared, but the Court has not set this matter for a scheduling conference.

On January 20, 2012, the Court entered an order consolidating the Second and Third Suits into one action.  The Court further ordered that the schedule entered in the Third Suit would govern the consolidated action.  As a result, the consolidated action is currently set for trial in February 2013.  Because this consolidated lawsuit accuses PLX of infringing a separate patent not listed in the First Suit, and because the consolidated matter involves additional parties not named as defendants in the First Suit, this trial date is separate from the February 2012 trial mentioned above.

On March 25, 2011, a related entity, Internet Machines MC LLC, filed a lawsuit against PLX, entitled Internet Machines MC LLC v. PLX Technology, Inc., et al., in the United States District Court for the Eastern District of Texas, Marshall Division.  Internet Machines MC LLC, however, did not serve the initial complaint on PLX.  Instead, on August 26, 2011, Internet Machines MC LLC filed a first amended complaint, which has now been served on PLX, alleging infringement by PLX and the other defendants in the lawsuit of one patent held by Internet Machines MC LLC.  The complaint in this lawsuit seeks unspecified compensatory damages, treble damages and attorneys' fees, as well as injunctive relief against further infringement of Internet Machines MC LLC's patents.  On November 11, 2011, the Company filed its answer to the live complaint and asserted counterclaims, seeking declaratory judgments of non-infringement and invalidity of the patents-in-suit.  On March 5, 2012, the Court held an initial case-management conference in this matter, but a scheduling order has not yet issued.

As a result of the jury's February 29, 2012 verdict on the First Suit, we accrued $1.0 million in selling, general and administrative (SG&A) in our Consolidated Statement of Operations for 2011.  As noted above, the Court has not filed its final judgment on the jury's verdict. It is reasonably possible that any change in the ruling as a result of post-trial motions or possible appeals could change the estimated liability.  While it is not possible to determine the ultimate outcome of the remaining three suits, the Company believes that it have meritorious defenses with respect to the claims asserted against it and intends to vigorously defend its position, but the Company is unable to estimate a range of possible loss.

Warranty and Indemnification Provisions

Changes in sales warranty reserve are as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Balance, beginning of period	$120	$80	$73
Warranty costs incurred	(252)	(166)	(212)
Additions related to current period sales	228	141	219
Additions related to acquisition	-	65	-
Balance, end of period	$96	$120	$80

Warranty costs, which relate to product quality issues, remained consistent and insignificant during the periods presented.

The Company enters into standard indemnification agreements with many of its customers and certain other business partners in the ordinary course of business. These agreements include provisions for indemnifying the customer against any claim brought by a third-party to the extent any such claim alleges that a PLX product infringes a patent, copyright or trademark, or violates any other proprietary rights of that third-party. It is not possible to estimate the maximum potential amount of future payments the Company could be required to make under these indemnification agreements. To date, the Company has not incurred any costs to defend lawsuits or settle claims related to these indemnification agreements. No liability for these indemnification agreements has been recorded at December 31, 2011, 2010 or 2009.